UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2010

BLUE SPHERE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147716	98-0550257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

409 – 4th Floor, Tsui King House, Choi Lung Estate, Kowloon, Hong Kong
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (702) 533-3083

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

During the quarter ended December 31, 2009 Blue Sphere Corp. (“we”, “us”, “our”, “Blue Sphere” or the “Company”) decided to change the Company’s business focus to that of generating revenue from emission reduction through sales of carbon credits, sales of material and byproducts for energy generation, government and other subsidies relating to emission reduction. In connection with the change of business, we have entered into employment agreements with Eliezer Weinberg, Shlomo Palas and Shmuel Keshet (the “Employment Agreements”), adopted a 2010 global share incentive plan (the “Global Share Plan”) and entered into stock option agreements with Mr. Weinberg, Mr. Palas and Dr. Keshet (the “Option Agreements”).

Employment Agreements

Effective March 3, 2010, we entered into an employment agreement with Eliezer Weinberg to serve as the Chairman of the Board of the Company’s wholly owned Israeli subsidiary, Eastern Sphere Ltd., for a term of two years. Under the agreement, Mr. Weinberg receives monthly remuneration at a gross rate of USD$10,000 + VAT increasing to a gross monthly rate of USD$15,000 + VAT upon the completion of outsourced technical project reports (“PDDs”) for two projects. Mr. Weinberg will be entitled to participate in any Company bonus plan or incentive compensation plan for its employees, adopted by the Company. Pursuant to the employment agreement, Mr. Weinberg was granted Chairman Stock Options to acquire 8,321,917 or nine percent (9%) of the shares of common stock in the capital of the Company as described in greater detail below. Mr. Weinberg’s employment may be terminated without cause by any of the parties with a prior notice of six months if terminated within a period of 24 months or with a notice of three months if terminated after 24 months from the effective date of the agreement. The employment agreement contains a 24-month confidentiality clause and 12-month non-competition and non-solicitation clauses. The employment agreement is construed and interpreted in accordance with the laws of the State of Israel.

Effective March 3, 2010, we entered into an employment agreement with Shlomo Palas to serve as the Company’s CEO for a term of two years. Under the agreement, Mr. Palas receives monthly remuneration at a gross rate of USD$10,000 + VAT increasing to a gross monthly rate of USD$15,000 + VAT upon the completion of PDDs for two projects. Mr. Palas will be entitled to participate in any Company bonus plan or incentive compensation plan for its employees, adopted by the Company. Pursuant to the employment agreement, Mr. Palas was granted Executive Stock Options to acquire 8,321,917 or nine percent (9%) of the shares of common stock in the capital of the Company as described in greater detail below. Mr. Palas’ employment may be terminated for no cause by any of the parties with a prior notice of six months if terminated within a period of 24 months or with a notice of three months if terminated after 24 months from the effective date of the agreement. The employment agreement contains a 24-month confidentiality clause and 12-month non-competition and non-solicitation clauses. The employment agreement is construed and interpreted in accordance with the laws of the State of Israel.

Effective March 3, 2010, we entered into an employment agreement with Shmuel Keshet to serve as the Company’s COO for a term of two years. Under the agreement, Dr. Keshet receives monthly remuneration at a gross rate of USD$10,000 + VAT increasing to a gross monthly rate of USD$15,000 + VAT upon the completion of PDDs for two projects. Dr. Keshet will be entitled to participate in any Company bonus plan or incentive compensation plan for its employees, adopted by the Company. Pursuant to the employment agreement, Dr. Keshet was granted Executive Stock Options to acquire nine percent (9%) of the common shares in the capital of the Company as described in greater detail below. Dr. Keshet’s employment may be terminated for no cause by any of the parties with a prior notice of six months if terminated within a period of 24 months or with a notice of three months if terminated after 24 months from the effective date of the agreement. The employment agreement contains a 24-month confidentiality clause and 12-month non-competition and non-solicitation clauses. The employment agreement is construed and interpreted in accordance with the laws of the State of Israel.

Global Share Plan & Stock Option Agreements

Effective March 3, 2010, we adopted the Global Share Plan to attract and retain the best available personnel and to provide incentives to employees, officers, directors and consultants, all in an effort to promote the success of the Company. The plan is administered by the board of directors of the Company (the “Board”) and may be administered by a Committee consisting of no less than two members of the Board appointed by the Board. In connection with the Global Share Plan, the Company adopted an Israeli taxpayers appendix, a template notice of grant and a template option award agreement attached as exhibits to the Global Share Plan.

Effective March 3, 2010, and as contemplated in the Employment Agreements and Global Share Plan described above, we entered into stock option agreements with Mr. Weinberg, Mr. Palas and Dr. Keshet (each an “Optionee”), whereby each Optionee was granted the option to acquire 8,321,917 or nine percent (9%) of the Company’s issued and outstanding stock as of March 3, 2010 (the “Stock Option Agreements”). Under the Stock Option Agreements, each Optionee agreed to the same terms and conditions with the option shares exercisable at a price of $0.001 per share and for a term of two years from the effective date. At the end of each three month term of employment, 12.5% of each Optionee’s stock options shall vest and except as otherwise expressly permitted in the Stock Option Agreements, the options shall not be assignable or transferable and may be exercised only by each individual Optionee during his lifetime.

The Employment Agreements are attached as exhibits 10.1, 10.2 and 10.3, the Global Share Plan is attached as exhibit 10.4 and the form of Option Agreements are attached as exhibits 10.5 to this current report on Form 8-K and are hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

Effective March 3, 2010, we entered into a subscription agreement with one offshore investor whereby we sold 1,000,000 units (“Units”) each comprising of one share of common stock of the Company and one common share purchase warrant (“Warrants”), at a purchase price of $0.50 per Unit, in a non-brokered private placement (the “Private Placement”). Each Warrant is exercisable for 24 months from the Effective Date at $0.50 per Warrant. The offer and sale of the Units, occurred outside of the United States. The form of subscription agreement is attached as exhibit 10.6 to this current report on Form 8-K.

We issued the securities to one subscriber that represented to us that they were not a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. The securities issued in the Private Placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933, as amended.

Item 5.01 Changes in Control of Registrant

Effective February 26, 2010, Cally Ka Lai Lai and Wei Xiang Zeng (the “Vendors”) entered into an affiliate stock purchase agreement (the “Stock Purchase Agreement”) with Amir Rachmani, Zetta Services Ltd (“Zetta”). and Ehud Barzily Holdings and Investments Ltd. (“Ehud” and together the “Purchasers”), whereby the Vendors sold, assigned, transferred and delivered a total of 34,800,000 restricted shares of the Company to the Purchasers. Under the Stock Purchaser Agreement the Vendors sold, assigned, transferred and delivered the restricted shares to the Purchasers at a purchase price per share of US $0.001 for an aggregate of US $34,800 paid by way of personal funds.

Following closing of the Stock Purchase Agreement, Zetta and Ehud each hold 1,675,000 or 1.8% of the Company’s issued common stock as of February 26, 2010 and Amir Rachmani holds 31,450,000 or 34% of the Company’s issued and outstanding common stock as of February 26, 2010. There are no arrangements between Rachmani, Zetta and/or Ehud and the new executives.

A copy of the Stock Purchase Agreement is attached as exhibit 10.7 to this current report on Form 8-K and is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Eliezer Weinberg 59 – Appointed Chairman of the Board of Israeli Subsidiary Eastern Sphere Ltd.

Effective March 3, 2010, we entered into an employment agreement with Eliezer Weinberg to serve as the Company’s Chairman of the Board of our wholly owned subsidiary for a term of two years. As Chairman, Mr. Weinberg, among other duties, provides leadership to the Company’s board of directors and assists the executive officers in planning and directing the Company’s activities to achieve stated/agreed targets and standards for financial and trading performance, quality, culture and legislative adherence. Under the agreement, Mr. Weinberg receives monthly remuneration at a gross rate of USD$10,000 + VAT increasing to a gross monthly rate of USD$15,000 + VAT upon the completion of outsourced technical project reports (“PDDs”) for two projects. Mr. Weinberg will be entitled to participate in any Company bonus plan or incentive compensation plan for its employees, adopted by the Company. Mr. Weinberg’s employment may be terminated without cause by any of the parties with a prior notice of six months if terminated within a period of 24 months or with a notice of three months if terminated after 24 months from the effective date of the agreement. The employment agreement contains a 24-month confidentiality clause and 12-month non-competition and non-solicitation clauses. The employment agreement is construed and interpreted in accordance with the laws of the State of Israel.

Mr. Weinberg has served as CEO of leading companies since 1986. Mr. Weinberg was CEO of Delta Galil Europe Ltd., a multinational leading company in its field and CEO of Amnir Recycling Industries Ltd., the leading Israeli Company in the field of environment. Mr. Weinberg also held CEO and CFO positions at Tradetex International Inc., a multinational company involved in fishing ships equipment and chemicals and Scitex Europe Ltd., a well known Hi-tech company in the field of imaging. Along his carrier Mr. Weinberg has been involved in manufacturing and commercial activities in many parts of the world, including China and East Europe. In 1991 Mr. Weinberg was bestowed the Outstanding Manager Award from the Israeli Ministry of Industry & Trade. Mr. Weinberg is an expert in environmental business. He was elected as Chairman of the environment desk at the Israeli Chamber of Commerce, and represented the State of Israel in various international events. Mr. Weinberg received his M.Sc. in Business Administration & Industrial Engineering from the Technion and a B.A. in Economics & Statistics from the Hebrew University in Jerusalem.

Shlomo Palas 48 – Appointed CEO

Effective March 3, 2010, we entered into an employment agreement with Shlomo Palas to serve as the Company’s CEO for a term of two years. As CEO, Mr. Palas, among other duties, is responsible for setting the overall corporate direction for the Company, including establishing and maintaining budgets for the Company and ensuring the Company has adequate capital for its operations, marketing and general corporate activities, all subject to any applicable law and to instructions provided by the board of directors of the Company. Under the agreement, Mr. Palas receives monthly remuneration at a gross rate of USD$10,000 + VAT increasing to a gross monthly rate of USD$15,000 + VAT upon the completion of PDDs for two projects. Mr. Palas will be entitled to participate in any Company bonus plan or incentive compensation plan for its employees, adopted by the Company. Mr. Palas’ employment may be terminated for no cause by any of the parties with a prior notice of six months if terminated within a period of 24 months or with a notice of three months if terminated after 24 months from the effective date of the agreement. The employment agreement contains a 24-month confidentiality clause and 12-month non-competition and non-solicitation clauses. The employment agreement is construed and interpreted in accordance with the laws of the State of Israel.

Mr. Palas is a highly experienced entrepreneur. Mr. Palas has held executive positions at a number of leading Israeli firms, such as Office Depot and acted as senior consultant with Mitzuv, a leading management consulting firm. During the last four years, Mr. Palas has been involved with the renewable and clean tech industries in the following forms:

  Business development activity in China;
  Initiating a large scale solar farm;
  Initiating the largest commercial Algae farm in the world in China;

  Management of Agricultural projects designated for the Biodiesel industry, including Jatropha and Castor planting; and
  Establishment of a Management Company for the Biodiesel plantation purposes.

Through these activities, Mr. Palas has gained vast experience in renewable and clean tech manufacturing, off-take contracts with leading petrol companies, fund raising for those industries, developed a vast network with private and government sectors in many cities across China and legal/financial structuring. Mr. Palas received his M.A. Degree in Marketing from Baruch College and a B.A. degree, majoring in statistics and management at Haifa University.

Shmuel Keshet 60 – Appointed COO

Effective March 3, 2010, we entered into an employment agreement with Shmuel Keshet to serve as the Company’s COO for a term of two years. As COO, Dr. Keshet, among other duties, plans, develops and implements strategy for operational management and development so as to meet agreed Company’s performance plans within agreed budgets and timescales. Dr. Keshet establishes and maintains appropriate systems for measuring necessary aspects of operational management and development. Under the agreement, Dr. Keshet receives monthly remuneration at a gross rate of USD$10,000 + VAT increasing to a gross monthly rate of USD$15,000 + VAT upon the completion of PDDs for two projects. Dr. Keshet will be entitled to participate in any Company bonus plan or incentive compensation plan for its employees, adopted by the Company. Dr. Keshet’s employment may be terminated for no cause by any of the parties with a prior notice of six months if terminated within a period of 24 months or with a notice of three months if terminated after 24 months from the effective date of the agreement. The employment agreement contains a 24-month confidentiality clause and 12-month non-competition and non-solicitation clauses. The employment agreement is construed and interpreted in accordance with the laws of the State of Israel.

Dr. Keshet, an expert in agriculture engineering, has consulted on numerous projects for companies and governments around the world on water usage, irrigation, agriculture, agricultural engineering and desalination. Dr. Keshet served as CEO and Managing Director of companies in Israel and abroad. Along his career Dr. Keshet held the position of Managing Director of Plassim Irrigation Systems, one of the leading companies in the field of irrigation and positions of MD in companies like Netafim Thailand, Dizingoff Ghana and Agridev. These companies are all leaders in agricultural project development and their implementation in developing countries. Dr. Keshet accrued over 30 years project implementation experience in Africa and The Far East. Dr. Keshet received his Doctorate degree in Water Resources and a B.Sc. degree in Agricultural Engineering majoring Soil & Water from the Technion, Israel Institute of Technology.

Form 10 Information

Item 1. Business

Corporate History

Since our date of inception on July 17, 2007 and prior to our most recently completed fiscal quarter, we were in the business of developing and promoting our automotive internet sites: RodesTrading.com and RodesTrading.cn. During the quarter ended December 31, 2009 management of the Company determined to change our business focus to that of generating revenue from emission reduction through sales of carbon credits, sales of material and byproducts for energy generation, government and other subsidies relating to emission reduction.

In connection with our change of business, we entered into a letter agreement dated January 13, 2010 (the “Letter Agreement”) with Shlomo Palas, Shmuel Keshet, Eliezer Weinberg, Green Biofuels Holdings Ltd. (GBH”), Cally Ka Lai Lai and Wei Xiang Zeng regarding, among other things, the transfer and sale by GBH of all of the interest and rights to the assets and business of the GBH Carbon Credit Project. The parties subsequently entered into a termination agreement dated February 12, 2010 whereby the parties agreed to terminate the letter agreement.

Effective February 17, 2010, we completed a merger with our subsidiary, Blue Sphere Corp., a Nevada corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from "Jin Jie Corp." to "Blue Sphere Corp." The name change was adopted in connection with the Company's decision to change its business focus.

In addition, effective February 17, 2010 we effected a 35 for one forward stock split of our authorized and issued and outstanding common stock. As a result, our authorized capital increased from 50,000,000 shares of common stock at $0.001 par value to 1,750,000,000 shares of common stock at $0.001 par value. Following the effectiveness of the forward split our issued and outstanding shares increased from 1,900,000 shares of common stock to 66,500,000 shares of common stock.

In connection with the Company’s change of business focus the Company determined to proceed by entering into the Employment Agreements, Global Share Plan, Stock Option Agreements and Stock Purchase Agreement described above and attached as exhibits to this current report on Form 8-K.

Our Current Business

We are a development stage company. The Company has decided to focus specifically on Carbon Credit development operating primarily in China and countries from the former Soviet Union. The Company seeks to capitalize on the growing and expanding carbon credit market. Most developed countries have now legally committed themselves to reducing CO2 and other harmful gases by 15% of expected 2008 levels, which has created the new commodity of carbon credits.

Carbon credits are generated by two key types of projects:

1.	New clean energy/gases.
2.	Reducing existing pollutant sources.

Blue Sphere will offer its potential partners (owners of: landfills, coal mines, fertilizer factories, etc) a kind of turnkey operation in dealing with the carbon credits. The Company will operate primarily in China and countries from the former Soviet Union, where it has identified specific opportunities. Furthermore, the Company will focus initially on four projects and will raise only the funds necessary for the development of the four projects up to the stage where valuable and tradable assets are in possession. Development of other projects and marketing activities for the obtainment of new projects will be postponed to a later stage. The four projects in first priority are:

1.	Landfill in Ukraine;
2.	Coal mine in the Ukraine;

3.	Fertilizers manufacturing plant in Uzbekistan;
4.	Fertilizers manufacturing plant in Kazakhstan;

The Company’s aim is to manage the whole process of obtaining carbon credits for its partners, while involving them in all key decisions. Partners will be able to focus on what they do best, while the Company develops and realizes their carbon credit asset. In becoming a fully integrated company in the carbon credit market Blue Sphere will be responsible for the following activities:

1.	Obtaining projects – locating, evaluating, negotiating and executing contracts;
2.	Registering projects in the UN using outsourcing services from a recognized expert company in each country;
3.	Implementing projects by outsourcing the most applicable technology of the current technologies available; and
4.	Monitoring and supervising projects.

Competition

The carbon reduction industry is relatively new, therefore the market has not developed a clear structure yet. Various kinds of organizations are active in this field: private entrepreneurs, mainly as project finders, consultants specialized in different stages of product development ( project's assessment, UN registration, engineering, etc.), corporations that promote their own technologies applicable in carbon reduction and corporations that are active in carbon reduction for their own needs. Each type of company can be considered as competitor in a specific part of our activity, however they can also be considered as partners when used by us for the purpose of project development. Generally speaking, the profile of activity we aim at, undertaking responsibility from the feasibility study phase up to the construction and management of projects, is not common in this market

Compliance with Government Regulation

We may be subject to a variety of laws and regulations relating to the sale of carbon credits, among other things. We believe that we are currently in compliance with such laws and have no current liabilities thereunder. Our intent is to maintain strict compliance with all relevant laws, rules and regulations.

Employees

To become competitive in the carbon credit market, the Company entered into the Employment Agreements with Eli Weinberg, Shlomo Palas and Shmuel Keshet described in more detail in Item 1 above and attached as exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K. The Company’s new executive team has more than 70 years of experience in carbon credit market.

Eli Weinberg

Mr. Weinberg has served as CEO of leading companies since 1986. Mr. Weinberg was CEO of Delta Galil Europe Ltd., a multinational leading company in its field and CEO of Amnir Recycling Industries Ltd., the leading Israeli Company in the field of environment. Mr. Weinberg also held CEO and CFO positions at Tradetex International Inc., a multinational company involved in fishing ships equipment and chemicals and Scitex Europe Ltd., a well known Hi-tech company in the field of imaging. Along his carrier Mr. Weinberg has been involved in manufacturing and commercial activities in many parts of the world, including China and East Europe. In 1991 Mr. Weinberg was bestowed the Outstanding Manager Award from the Israeli Ministry of Industry & Trade. Mr. Weinberg is an expert in environmental business. He was elected as Chairman of the environment desk at the Israeli Chamber of Commerce, and represented the State of Israel in various international events. Mr. Weinberg received his M.Sc. in Business Administration & Industrial Engineering from the Technion and a B.A. in Economics & Statistics from the Hebrew University in Jerusalem.

Shlomo Palas

Mr. Palas is a highly experienced entrepreneur. Mr. Palas has held executive positions at a number of leading Israeli firms, such as Office Depot and acted as senior consultant with Mitzuv, a leading management consulting firm. During the last four years, Mr. Palas has been involved with the renewable and clean tech industries in the following forms:

  Business development activity in China;
  Initiating a large scale solar farm;
  Initiating the largest commercial Algae farm in the world in China;
  Management of Agricultural projects designated for the Biodiesel industry, including Jatropha and Castor planting; and
  Establishment of a Management Company for the Biodiesel plantation purposes.

Through these activities, Mr. Palas has gained vast experience in renewable and clean tech manufacturing, off-take contracts with leading petrol companies, fund raising for those industries, developed a vast network with private and government sectors in many cities across China and legal/financial structuring. Mr. Palas received his M.A. Degree in Marketing from Baruch College and a B.A. degree, majoring in statistics and management at Haifa University.

Shmuel Keshet

Dr. Keshet, an expert in agriculture engineering, has consulted on numerous projects for companies and governments around the world on water usage, irrigation, agriculture, agricultural engineering and desalination. Dr. Keshet served as CEO and Managing Director of companies in Israel and abroad. Along his career Dr. Keshet held the position of Managing Director of Plassim Irrigation Systems, one of the leading companies in the field of irrigation and positions of MD in companies like Netafim Thailand, Dizingoff Ghana and Agridev. These companies are all leaders in agricultural project development and their implementation in developing countries. Dr. Keshet accrued over 30 years project implementation experience in Africa and The Far East. Dr. Keshet received his Doctorate degree in Water Resources and a B.Sc. degree in Agricultural Engineering majoring Soil & Water from the Technion, Israel Institute of Technology.

Item 1A. Risk Factors

Because we have a limited operating history, it is difficult to evaluate an investment in our stock.

An evaluation of our business will be difficult for investors because we have a limited operating history. We are in the development stage of our business and have not yet generated revenues from our business operations. To date, revenues are not substantial enough to maintain us without additional capital injection if we determine to pursue a growth strategy before significant revenues are generated.

We face a number of risks encountered by early-stage companies, including our need to develop infrastructure to support growth and expansion; our need to obtain long-term sources of financing; our need to establish our marketing, sales and support organizations; and our need to manage expanding operations. Our business strategy may not be successful, and we may not successfully address these risks. If we are unable to sustain profitable operations, investors may lose their entire investment in us.

We expect losses in the future because we have no revenue to offset losses.

As we have no current revenue, we are expecting losses over the next 12 months because we do not yet have any revenues to offset the expenses associated with the development and implementation of our business plan. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations.

Because our auditor has issued a going concern opinion regarding our company, there is an increased risk associated with an investment in our company.

We have earned limited revenue since our inception, which makes it difficult to evaluate whether we will operate profitably. Operating expenses for the period from July 17, 2007 (date of inception) to December 31, 2009, totalled $65,698.

We have incurred cumulative net losses of $65,698 since inception to December 31, 2009. We have not attained profitable operations and are dependent upon obtaining financing or generating revenue from operations to continue operations for the next 12 months should we determine to pursue a strategy of growth.

As of December 31, 2009, we had cash in the amount of $11,354. As a result of the Private Placement, we are able to carry-forward with our change of business focus; however, our future remains dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our common stock and/or through debt financing. Our ability to raise additional financing is unknown. Apart from the recent Private Placement, we do not have any formal commitments or arrangements for the advancement or loan of funds. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

We may not be able to compete with current and potential competitors, some of whom have greater resources and experience than we do.

We may not have the resources to compete with our existing competitors or with any new competitors. We intend to compete with other environmental companies in the carbon credit market all of which have significantly greater personnel, financial and managerial resources than we have. This competition from other environmental companies with greater resources may result in our failure to maintain or expand our business. Moreover, as the demand for carbon credits increases, new companies may enter the market, and the influx of added competition will pose an increased risk to our Company. Increased competition may lead to price wars, which would harm us since we would be unable to compete with companies with greater resources.

We need to retain key personnel to support our business and ongoing operations.

The development of our business will continue to place a significant strain on our limited personnel, management, and other resources. Our future success depends upon the continued services of our executive officers and the engagement of key employees and contractors who have critical industry experience and relationships that we will rely on to implement our business plan. The loss of the services of any of our officers or the lack of availability of other skilled personnel would negatively impact our ability to develop our Company, which could adversely affect our financial results and impair our growth.

Risks Relating to Operating in Israel

We intend to conduct our operations in Israel and therefore our results may be adversely affected by political, economic and military instability in Israel.

Our current operations and our officers and Directors are located in Israel. Accordingly, political, economic and military conditions in Israel may directly affect our business. Since the establishment of the State of Israel in 1948, a number of armed conflicts have taken place between Israel and its Arab neighbours. Any hostilities involving Israel or the interruption or curtailment of trade within Israel or between Israel and its trading partners could adversely affect our operations and could make it more difficult for us to raise capital.

Since September 2000, terrorist violence in Israel has increased significantly and negotiations between Israel and Palestinian representatives have not achieved a peaceful resolution of the conflict. The establishment in 2006 of a government in Gaza by representatives of the Hamas militant group has created additional unrest and uncertainty in the region.

Further, Israel is currently engaged in an armed conflict with Hamas, which until Operation Cast Lead in January 2009 had involved thousands of missile strikes and had disrupted most day-to-day civilian activity in southern Israel.

New legislation, including the Sarbanes Oxley act of 2002, may make it more difficult for us to retain or attract officers and directors.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934. As a public company, we are required to comply with the Sarbanes-Oxley Act. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We continue to evaluate and monitor developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Our common stock is illiquid and shareholders may be unable to sell their shares.

There is currently a limited market for our common stock and we can provide no assurance to investors that a market will develop. If a market for our common stock does not develop, our shareholders may not be able to re-sell the shares of our common stock that they have purchased and they may lose all of their investment. Public announcements regarding our company, changes in government regulations, conditions in our market segment or changes in earnings estimates by analysts may cause the price of our common shares to fluctuate substantially.

Penny stock rules will limit the ability of our stockholders to sell their stock.

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements which may also limit a shareholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for its shares.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

This quarterly report contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risks and Uncertainties” and the risks set out below, any of which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks include:

  risks related to the potential of delays in customer orders or the failure to retain customers;
  the uncertainty of profitability based upon our history of losses;
  risks related to failure to obtain adequate financing on a timely basis and on acceptable terms for our planned exploration and development projects;
  risks related to competition;
  risks related to tax attributes; and
  other risks and uncertainties related to our business strategy.

This list is not an exhaustive list of the factors that may affect any of our forward-looking statements. These and other factors should be considered carefully and readers should not place undue reliance on our forward-looking statements.

Forward looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our Current Business

Prior to our most recently completed fiscal quarter we were in the business of developing and promoting our automotive Internet Sites, RodesTrading.com and RodesTrading.cn. During the quarter ended December 31, 2009 management of the Company determined to change our business focus to that of generating revenue from emission reduction through sales of carbon credits, sales of material and byproducts for energy generation, government and other subsidies relating to emission reduction. In connection with the change in our business focus, on January 13, 2010 we entered into an agreement with Green Biofuels Holdings Ltd. (“GBH”) pursuant to which we agreed to purchase all of GBH's interest in the GBH Carbon Credit Project. We subsequently terminated our agreement with GBH on February 12, 2010. In connection with the change of business, we have entered into employment agreements with Eliezer Weinberg, Shlomo Palas and Shmuel Keshet (the “Employment Agreements”), adopted a

2010 global share incentive plan and entered into stock option agreements with Mr. Weinberg, Mr. Palas and Dr. Keshet.

There can be no assurance that our planned activities will be successful or that we will ultimately attain profitability. Our long term viability depends on our ability to grow our new business to fund the continuation of business operations. We intend to use our common stock as payment for services of various consultants in order to help advance our business plan.

Results of Operations

Three Month Summary

The major components of our expenses for the quarter are outlined in the table below:

	Three Months	Three Months
	ended	ended	Percentage
	December 31,	December 31,	Increase /
	2009	2008	(Decrease)

REVENUE	$-	$-	-

OPERATING EXPENSES
Accounting and legal	2,076	2,451	(15.30)%
General & Administrative	711	333	113.51%
Website development costs	-	-	-
Filing fees	(633)	1,587	(139.89)%
Consulting Fees	-	-	-
Incorporation costs	-	-	-

LOSS BEFORE INCOME TAXES	(2,154)	(4,371)	(50.72)%

Revenue

We have not earned any revenues since our inception on July 17, 2007. We are still in the development stage and do not anticipate earning any revenues until we can establish an alliance with targeted companies to market or distribute the results of our research projects.

Three Months Ended December 31, 2009 and 2008

Liquidity and Capital Resources

Working Capital

	Three Months	Year Ended	Percentage
	Ended	September 30,	Increase/
	December 31, 2009	2009	(Decrease)
Current Assets	$11,354	13,061	(13.07%	)
Current Liabilities	8,052	7,605	5.88%
Working Capital	$3,302	5,456	(39.5%	)

As of December 31, 2009, we had $11,354 in cash, a decrease of $1,014 from the year ended September 30, 2009. As of December 31, 2009, we had a working capital of $3,302, a decrease of $2,154 from the year ended September 30, 2009.

Cash Flows

	Three Months	Three Months	Percentage
	ended	ended	Increase/
	December 31,	December 31,	(Decrease)
	2009	2008

Net cash used in operating activities	(1,014)	(5,062)	(79.97%	)
Net cash provided by financing activities	-	-	-

Cash flow used in operating activities

Our cash used in operating activities for the three months ended December 31, 2009 compared to our cash used in operating activities for the three months ended December 31, 2008 decreased by 79.97% largely due to the fact that our business has been inactive during the period.

Cash flow provided by financing activities

No cash was used in or provided by investing activities for either the three months ended December 31, 2009 or 2008.

Cash Provided by Investing Activities

No cash was used in or provided by investing activities for either the three months ended December 31, 2009 or 2008.

Results of Operations for Years Ended September 30, 2009 and 2008

REVENUES

We had no revenues for the period from July 17, 2007 (date of inception), through September 30, 2009.

EXPENSES

Our expenses for the twelve month periods ended September 30, 2009 and 2008, were $17,654 and $32,168 respectively. During the period from July 17, 2007 (date of inception), through September 30, 2009, we incurred expenses of $63,544. These expenses were comprised primarily of general and administrative, and legal and accounting expenses, as well as banking fees.

NET INCOME (LOSS)

Our net loss for the twelve-month periods ended September 30, 2009 and 2008, was $17,654 and $32,168. During the period from July 17, 2007 (date of inception), through September 30, 2009, we incurred a net loss of $63,544. This loss consisted primarily of incorporation costs, legal and accounting fees, consulting fees, website hosting costs, and administrative expenses. Since inception, we have sold 1,900,000 shares of common stock.

Going Concern

Our registered independent auditors included an explanatory paragraph in their report on the accompanying financial statements regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our registered independent auditors.

Due to this doubt about our ability to continue as a going concern, management is open to new business opportunities which may prove more profitable to the shareholders of Jin Jie Corp. Historically, we have been able to raise a limited amount of capital through private placements of our equity stock, but we are uncertain about our continued ability to raise funds privately. Further, we believe that our company may have difficulties raising capital until we locate a prospective business opportunity through which we can pursue our plan of operation. If we are unable to secure adequate capital to continue our acquisition efforts, our business may fail and our stockholders may lose some or all of their investment.

Should our original business plan fail, we anticipate that the selection of a business opportunity in which to participate will be complex and without certainty of success. Management believes that there are numerous firms in various industries seeking the perceived benefits of being a publicly registered corporation. Business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. We can provide no assurance that we will be able to locate compatible business opportunities.

Future Financings

We do not have any significant available credit, bank financing or other external sources of liquidity. Due to historical operating losses and other issues as described in our going concern footnote included in its interim financial statements as at and for the period ended December 31, 2009, our operations have not been a source of liquidity and we had satisfied our cash requirements through shareholder loans and private placements. In order to obtain necessary capital, we may need to sell additional shares of its common stock or borrow funds from private lenders. There is no assurance that we will be able to secure additional financing or that it can be secured at rates acceptable to us. In addition, should we be required to either issue stock for services or to secure equity funding, due to the lack of liquidity in the market for our stock such financing would result in significant dilution to our existing shareholders.

Our short term plan is to continue to ask its officers to defer payment of salaries, utilize its common stock where possible to pay for services and to seek further shareholder loans. In the longer term, the Company is actively seeking additional merger, acquisition or venture relationships with operating enterprises in the business of emission reduction in order to generate long-term growth opportunities for the Company, permit the Company to meet its financial obligations and to provide increased value to the Company’s shareholders. We have obtained our required cash resources principally through loans from shareholders and our executive officers. There can be no assurance that our planned activities will be successful or that we will ultimately attain profitability. Our long term viability depends on our ability to grow our new business to fund the continuation of business operations. We intend to use our common stock as payment for services of various consultants in order to help advance our business plan.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Critical Accounting Policies

Management Certification

The financial statements herein are certified by our officers to present fairly, in all material respects, the financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America, consistently applied.

Financial Instruments

Our financial instruments consist of cash and cash equivalents, prepaid expenses, accounts payable, and amounts due to stockholder. The amount due to stockholder is non interest-bearing. It is management's opinion that we are not exposed to significant interest, currency or credit risks arising from its other financial instruments and that their fair values approximate their carrying values except where separately disclosed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. The more significant areas requiring the use of estimates include asset impairment, stock-based compensation, and future income tax amounts. Management bases its estimates on historical experience and on other assumptions considered to be reasonable under the circumstances. However, actual results may differ from the estimates.

Loss Per Share

Basic loss per share is calculated using the weighted average number of common shares outstanding and the treasury stock method is used to calculate diluted earnings per share. For the years presented, this calculation proved to be anti-dilutive.

Dividends

We have not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

We provide for income taxes using an asset and liability approach. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of us utilizing the loss carry-forward.

Net Income (Loss) Per Common Share

Net income (loss) per common share is computed based on the weighted average number of common shares outstanding and common stock equivalents, if not anti-dilutive. We have not issued any potentially dilutive common shares.

Risks and Uncertainties -

Because our auditor has issued a going concern opinion regarding our company, there is an increased risk associated with an investment in our company.

We have earned limited revenue since our inception, which makes it difficult to evaluate whether we will operate profitably. Operating expenses for the period from July 17, 2007 (date of inception) to December 31, 2009, totalled $65,698.

We have incurred cumulative net losses of $65,698 since inception to December 31, 2009. We have not attained profitable operations and are dependent upon obtaining financing or generating revenue from operations to continue operations for the next 12 months should we determine to pursue a strategy of growth.

As of December 31, 2009, we had cash in the amount of $11,354. Our future is dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our common stock and/or through debt financing. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement or loan of funds. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

Because we have a limited operating history, it is difficult to evaluate an investment in our stock.

An evaluation of our business will be difficult for investors because we have a limited operating history. We are in the development stage of our business and have not yet generated revenues from our business operations. To date, revenues are not substantial enough to maintain us without additional capital injection if we determine to pursue a growth strategy before significant revenues are generated.

We face a number of risks encountered by early-stage companies, including our need to develop infrastructure to support growth and expansion; our need to obtain long-term sources of financing; our need to establish our marketing, sales and support organizations; and our need to manage expanding operations. Our business strategy may not be successful, and we may not successfully address these risks. If we are unable to sustain profitable operations, investors may lose their entire investment in us.

New legislation, including the Sarbanes Oxley act of 2002, may make it more difficult for us to retain or attract officers and directors.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934. As a public company, we are required to comply with the Sarbanes-Oxley Act. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We continue to evaluate and monitor developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Our common stock is illiquid and shareholders may be unable to sell their shares.

There is currently a limited market for our common stock and we can provide no assurance to investors that a market will develop. If a market for our common stock does not develop, our shareholders may not be able to re-sell the shares of our common stock that they have purchased and they may lose all of their investment. Public announcements regarding our company, changes in government regulations, conditions in our market segment or changes in earnings estimates by analysts may cause the price of our common shares to fluctuate substantially.

Penny stock rules will limit the ability of our stockholders to sell their stock.

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements which may also limit a shareholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for its shares.

Item 3. Properties

We do not lease or own any real property. We maintain our corporate office at 409 - 4th Floor, Tsui King House, Choi Lung Estate, Howloon, Hong Kong. As our business operations grow, it may be necessary for us to seek additional office space.

Item 4. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock known by us to be owned beneficially as of March 3, 2010 by: (i) each person (including any group) that owns more than 5% of any class of the voting securities of our company; (ii) each director and officer of our company; and (iii) directors and officers as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Pursuant to Rule 13d-3 of the Exchange Act and as used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. The table below is based on 92,465,753 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class (1) (2)
Shlomo Palas CEO 17 Etrog St., Rosh Hayyn, Israel 48570	Common Stock	8,321,917 (3)	9%
Shmuel Keshet COO 19, Reuven St., Zichron Ya’akov, Israel 30900	Common Stock	8,321,917 (3)	9%
Eliezer Weinberg 6, Hayarkon St., Haifa, Israel 34465	Common Stock	8,321,917 (3)	9%
Cally Ka Lai Lai President, CEO, Secretary, Treasurer & Director 409 – 4th Floor, Tsui King House, Choi Hung Estate, Hong Kong	Common Stock	100	*

Wei Xiang Zeng Director 409 – 4th Floor, Tsui King House, Choi Hung Estate, Hong Kong	Common Stock	100	*
Directors and Officers (as a group; five individuals)	Common Stock	24,965,953	27%
5% Stockholders
Amir Rachmai	Common Stock	31,450,000	46.6%

Notes

* Less than 1%

(1) Regulation S-B promulgated under the Exchange Act, defines a beneficial owner of a security as any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on March 3, 2010.

(2) Based upon 67,500,000 issued and outstanding shares of common stock as of March 3, 2010.

(3) Represents 8,321,917 shares of Company common stock acquirable on exercise of share purchase options issued to Mr. Palas, Dr. Keshet and Mr. Weinberg on March 3, 2010, pursuant to the Employment Agreements, at an exercise price of $0.001.

Item 5. Directors and Executive Officers

Our Officers and Directors and their ages and positions are as follows:

Name	Age	Position
Shlomo Palas	48	CEO
Shmuel Keshet	60	COO
Eliezer Weinberg	59	Chairman, Israeli Subsidiary
Cally Ka Lai Lai	44	President, CEO, Secretary, Treasurer, and Director
Wei Xiang Zeng	37	Director

SHLOMO PALAS is a highly experienced entrepreneur. Mr. Palas has held executive positions at a number of leading Israeli firms, such as Office Depot and acted as senior consultant with Mitzuv, a leading management consulting firm. During the last four years, Mr. Palas has been involved with the renewable and clean tech industries in the following forms:

  Business development activity in China;
  Initiating a large scale solar farm;

  Initiating the largest commercial Algae farm in the world in China;
  Management of Agricultural projects designated for the Biodiesel industry, including Jatropha and Castor planting; and
  Establishment of a Management Company for the Biodiesel plantation purposes.

Through these activities, Mr. Palas has gained vast experience in renewable and clean tech manufacturing, off-take contracts with leading petrol companies, fund raising for those industries, developed a vast network with private and government sectors in many cities across China and legal/financial structuring. Mr. Palas received his M.A. Degree in Marketing from Baruch College and a B.A. degree, majoring in statistics and management at Haifa University.

SHMUEL KESHET, an expert in agriculture engineering, has consulted on numerous projects for companies and governments around the world on water usage, irrigation, agriculture, agricultural engineering and desalination. Dr. Keshet served as CEO and Managing Director of companies in Israel and abroad. Along his career Dr. Keshet held the position of Managing Director of Plassim Irrigation Systems, one of the leading companies in the field of irrigation and positions of MD in companies like Netafim Thailand, Dizingoff Ghana and Agridev. These companies are all leaders in agricultural project development and their implementation in developing countries. Dr. Keshet accrued over 30 years project implementation experience in Africa and The Far East. Dr. Keshet received his Doctorate degree in Water Resources and a B.Sc. degree in Agricultural Engineering majoring Soil & Water from the Technion, Israel Institute of Technology.

ELIEZER WEINBERG has served as CEO of leading companies since 1986. Mr. Weinberg was CEO of Delta Galil Europe Ltd., a multinational leading company in its field and CEO of Amnir Recycling Industries Ltd., the leading Israeli Company in the field of environment. Mr. Weinberg also held CEO and CFO positions at Tradetex International Inc., a multinational company involved in fishing ships equipment and chemicals and Scitex Europe Ltd., a well known Hi-tech company in the field of imaging. Along his carrier Mr. Weinberg has been involved in manufacturing and commercial activities in many parts of the world, including China and East Europe. In 1991 Mr. Weinberg was bestowed the Outstanding Manager Award from the Israeli Ministry of Industry & Trade. Mr. Weinberg is an expert in environmental business. He was elected as Chairman of the environment desk at the Israeli Chamber of Commerce, and represented the State of Israel in various international events. Mr. Weinberg received his M.Sc. in Business Administration & Industrial Engineering from the Technion and a B.A. in Economics & Statistics from The Hebrew University in Jerusalem.

CALLY KA LAI LAI is our sole officer and a director. In 1986 Cally Ka Lai Lai graduated college in Commercial Studies with a London Chamber of Commerce intermediate level accounting degree. From 1986 to 1988 she was an Accounting secretary with Pacific Asian Bank (now Bank of America). Since 1988 she has been an independent immigration consultant working with several immigration law firms where her duties include acquiring new clients and assessing their prospects for immigration and if requirements are met then preparing all the required documentation for the lawyers.

WEI XIANG ZEND is a director. Mr. Zeng has comprehensive experience in the automotive industry. In 1993 he graduated from Guangzhou Light Industry College. From 1994 to 1996 he was a Taxi License Owner. From 1996 to 2002 Mr. Zeng was the department manager of an automotive repair and body shop. Since 2002 he has owned an automotive repair shop, where he currently manages over 20 employees.

Audit Committee

We currently do not have an audit committee but seek to form an audit committee in the future as the Company grows in size.

Code of Ethics

We currently do not have a Code of Ethics but are will develop a Code of Ethics in the future as the Company grows in size.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended September 31, 2008, no Section 16(a) reports required to be filed by our executive officers, directors and greater-than-10% stockholders were not filed on a timely basis.

Item 6. Executive Compensation

Executive compensation was not provided to the Company’s directors and executives in the last two completed fiscal years and since the Company’s inception.

Item 7. Certain Relationships and Related Transactions, and Director Independence

Other than the transactions discussed in this current report on form 8-K, we have not entered into any transaction nor are there any proposed transactions in which any of our Directors, executive officers, stockholders or any member of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

As of September 30, 2009, there is a balance owing to one of our stockholders in the amount of $500. This balance is unsecured, non-interest bearing and has no specific terms of repayment.

Item 8. Legal Proceedings

None

Item 9. Market Price of Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our common stock trades on the OTC Bulletin Board under the symbol BLSP. We have had no trades of our securities since inception.

At December 29, 2009, there were 38 holders of record of our common stock. We have neither declared nor paid any cash dividends on our capital stock and do not anticipate paying cash dividends in the foreseeable future. Our current policy is to retain any earnings in order to finance the expansion of our operations. Our board of directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant.

Item 10. Recent Sales of Unregistered Securities

Effective March 3, 2010, we entered into a subscription agreement with one offshore investor whereby we sold 1,000,000 units (“Units”) each comprising of one share of common stock of the Company and one common share purchase warrant (“Warrants”), at a purchase price of $0.50 per Unit, in a non-brokered private placement (the “Private Placement”). Each Warrant is exercisable for 24 months from the Effective Date at $0.50 per Warrant. The offer and sale of the Units, occurred outside of the United States. The form of subscription agreement is attached as exhibit 10.6 to this current report on Form 8-K.

We issued the securities to one subscriber that represented to us that they were not a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. The securities issued in the Private Placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933, as amended.

Item 11. Description of Registrant’s Securities to be Registered

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our common stock possess all voting power. According to our bylaws, generally, when a quorum is present or represented at any meeting of stockholders, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, by the holders of shares of our common stock is sufficient to elect members of our board of directors or to decide any question brought before such meeting, subject to any voting rights granted to holders of any preferred stock. According to our bylaws, generally, the presence, in person or by proxy duly authorized, of the holder or holders of not less than 1% of the outstanding shares of our common stock constitutes a quorum for the transaction of business. Our articles of incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends. Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

The common stock is not convertible or redeemable and has no pre-emptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding the common stock.

Item 12. Indemnification of Directors and Officers

Our bylaws provide that we shall indemnify and hold harmless to the fullest extent legally permissible under the general corporation law of the state of Nevada every person who was or is a party or is threatened to be made a part to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of our company or is or was serving at the request of our company or for our benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.

Item 13. Financial Statements and Supplementary Data

JIN JIE CORP.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

JIN JIE CORP.

(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Jin Jie Corp.
Kowloon, Hong Kong, China

We have audited the accompanying balance sheets of Jin Jie Corp. (the “Company”) as of September 30, 2009 and 2008, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended and for the period from July 17, 2007 (Date of Inception) through September 30, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jin Jie Corp. as of September 30, 2009 and 2008 and the results of its operations and its cash flows for the years then ended and the period from July 17, 2007 (Date of Inception) through September 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has begative working capital, has not yet received revenue from sales of products or services, and has incurred losses from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are described in Note 7. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Maddox Ungar Silberstein, PLLC

Bingham Farms, Michigan
January 11, 2010

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
AS OF SEPTEMBER 30, 2009 AND 2008

	September 30,	September 30,
	2009	2008
ASSETS
Current Assets
Cash	$12,368	$23,478
Prepaid expenses	693	3,632
Total Current Assets	13,061	27,110

TOTAL ASSETS	$13,061	$27,110

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$7,105	$3,500
Due to stockholder	500	500
Total Current Liabilities	7,605	4,000

Total Liabilities	7,605	4,000

Stockholders’ Equity
Common stock – 100,000,000 par value $0.001 shares authorized; 1,900,000 common shares issued and outstanding	1,900	1,900
Additional paid in capital	67,100	67,100
Deficit accumulated during the development stage	(63,544)	(45,890)
Total Stockholders’ Equity	5,456	23,110

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,061	$27,110

The accompanying notes are an integral part of these financial statements.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
FOR THE PERIOD FROM JULY 17, 2007 (INCEPTION) TO SEPTEMBER 30, 2009

	Year	Year	Period from
	ended	ended	July 17, 2007
	September	September	(Inception) to
	30,	30,	September 30,
	2009	2008	2009

REVENUE	$-	$-	$-

OPERATING EXPENSES
Accounting and legal	10,500	19,049	33,049
General & Administrative	1,469	410	1,879
Website development costs	-	-	2,722
Filing fees	5,685	8,709	14,394
Consulting Fees	-	4,000	11,000
Incorporation costs	-	-	500

LOSS BEFORE INCOME TAXES	(17,654)	(32,168)	(63,544)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(17,654)	$(32,168)	$(63,544)

NET LOSS PER SHARE: BASIC ANDDILUTED	$(0.01)	$(0.02)

WEIGHTED AVERAGE NUMBER OFSHARES OUTSTANDING	1,840,000	1,840,000

The accompanying notes are an integral part of these financial statements.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
FOR THE PERIOD FROM JULY 17, 2007 (INCEPTION) TO SEPTEMBER 30, 2009

				Deficit
				Accumulated
			Additional	during the
	Common Stock		Paid in	Development
	Shares	Amount	Capital	Stage	Total
Balance, July 17, 2007 (date of inception)	-	$-	$-	$-	$-
Common shares issued, July 17, 2007	1,900,000	1,900	67,100	-	69,000
Net loss for the period ended September 30, 2007	-	-	-	(13,722)	(13,722)
Balance, September 30, 2007	1,900,000	1,900	67,100	(13,722)	55,278
Net loss for the year ended September 30, 2008	-	-	-	(32,168)	(32,168)
Balance, September 30, 2008	1,900,000	1,900	67,100	(45,890)	23,110
Net loss for the year ended September 30, 2009	-	-	-	(17,654)	(17,654)
Balance, September 30, 2009	1,900,000	$1,900	$67,100	$(63,544)	$5,456

The accompanying notes are an integral part of these financial statements.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
FOR THE PERIOD FROM JULY 17, 2007 (INCEPTION) TO SEPTEMBER 30, 2009

	Year	Year	Period from
	ended	ended	July 17, 2007
	September	September	(Inception) to
	30,	30,	September
	2009	2008	30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(17,654)	$(32,168)	$(63,544)
Adjustments to reconcile net (loss) to net cash (used in) operating activities:
(Increase) Decrease in prepaid expenses	2,939	(3,632)	(693)
Increase (Decrease) in accrued liabilities	3,605	(9,722)	7,105
Increase in due to stockholder	-	-	500
Net cash used in operating activities	(11,110)	(45,222)	(56,632)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	-	69,000
Net cash provided by financing activities	-	-	69,000

Change in cash during the period	(11,110)	(45,222)	12,368
Cash, beginning of the period	23,478	69,000	-

Cash, end of the period	$12,368	$23,478	$12,368

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

NOTE 1 – NATURE OF OPERATIONS

Jin Jie Corp. (“the Company”), incorporated in the state of Nevada on July 17, 2007, and is in the business of developing and promoting its proprietary automotive Internet Sites. The company has limited operations and is considered to be in the development stage.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Management Certification

The financial statements herein are certified by the officers of the Company to present fairly, in all material respects, the financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America, consistently applied.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, prepaid expenses, accounts payable, and amounts due to stockholder. The amount due to stockholder is non interest-bearing. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from its other financial instruments and that their fair values approximate their carrying values except where separately disclosed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. The more significant areas requiring the use of estimates include asset impairment, stock-based compensation, and future income tax amounts. Management bases its estimates on historical experience and on other assumptions considered to be reasonable under the circumstances. However, actual results may differ from the estimates.

Loss Per Share

Basic loss per share is calculated using the weighted average number of common shares outstanding and the treasury stock method is used to calculate diluted earnings per share. For the years presented, this calculation proved to be anti-dilutive.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company provides for income taxes uisng an asset and liability approach. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of the Company to utilize the loss carry-forward.

Net Income (Loss) Per Common Share

Net income (loss) per common share is computed based on the weighted average number of common shares outstanding and common stock equivalents, if not anti-dilutive. The Company has not issued any potentially dilutive common shares.

NOTE 3 – DUE TO STOCKHOLDER

The amount owing to stockholder is unsecured, non-interest bearing and has no specific terms of repayment.

NOTE 4 – COMMON STOCK

Common Shares – Authorized: The Company has 50,000,000 common shares authorized at a par value of $0.001 per share.

Common Shares – Issued and Outstanding: During the year ended September 30, 2007, the Company issued 1,900,000 common shares for total proceeds of $69,000.

There were no additional shares issued during the years ended September 30, 2009 and 2008. As of September 30, 2009, the Company has no warrants or options outstanding.

NOTE 5 – INCOME TAXES

The Company provides for income taxes using an asset and liability approach. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is $13,980, which is calculated by multiplying a 22% estimated tax rate by the cumulative net operating losses of $63,544.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

NOTE 6 – RELATED PARTY TRANSACTIONS

As of September 30, 2009, there is a balance owing to a stockholder of the Company in the amount of $500.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 7 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the notes to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company’s ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

The Company’s activities to date have been supported by equity financing. It has sustained losses in all previous reporting periods with an inception to date loss of $63,544 as of September 30, 2009. Management continues to seek funding from its shareholders and other qualified investors to pursue its business plan. In the alternative, the Company may be amenable to a sale, merger or other acquisition in the event such transaction is deemed by management to be in the best interests of the shareholders.

NOTE 8 – SUBSEQUENT EVENTS

The Company has analyzed its operations subsequent to September 30, 2009 through the date these financial statements were submitted to the Securities and Exchange Commission, and has determined that it does not have any material subsequent events to disclose in these financial statements.

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS

Below is a listing of the most recent accounting standards SFAS 150-154 and their effect on the Company.

Statement No. 150 - Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Statement No. 151- Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “…under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal ass to require treatment as current period charges….” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152 - Accounting for Real Estate Time-Sharing Transactions (an amendment of FASB Statements No. 66 and 67)

This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.

This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, states that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate timesharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153- Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assts and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Statement No. 154 – Accounting Changes and Error Corrections (a replacement of APB Opinion No. 20 and FASB statement No. 3)

This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

The adoption of these and other new Statements is not expected to have a material effect on the Company’s current financial position, results or operations, or cash flows.

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	December 31,	September 30,
	2009	2009
	(unaudited)	(audited)
ASSETS
Current Assets
Cash	$11,354	$12,368
Prepaid expenses	-	693
Total Current Assets	11,354	13,061

TOTAL ASSETS	$11,354	$13,061

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$7,552	$7,105
Due to stockholder	500	500
Total Current Liabilities	8,052	7,605

Total Liabilities	8,052	7,605

Stockholders’ Equity
Common stock – 100,000,000 par value $0.001 shares authorized; 1,900,000 common shares issued and outstanding	1,900	1,900
Additional paid in capital	67,100	67,100
Deficit accumulated during the development stage	(65,698)	(63,544)
Total Stockholders’ Equity	3,302	5,456

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,352	$13,061

The accompanying notes are an integral part of these financial statements.

F-1

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS (unaudited)

	Three	Three
	Months	Months	Period from
	ended	ended	July 17, 2007
	December	December	(Inception) to
	31,	31,	December 31,
	2009	2008	2009

REVENUE	$-	$-	$-

OPERATING EXPENSES
Accounting and legal	2,076	2,451	35,125
General & Administrative	711	333	2,590
Website development costs	-	-	2,722
Filing fees	(633)	1,587	13,761
Consulting Fees	-	-	11,000
Incorporation costs	-	-	500

LOSS BEFORE INCOME TAXES	(2,154)	(4,371)	(65,698)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(2,154)	$(4,371)	$(65,698)

NET LOSS PER SHARE: BASIC AND DILUTED	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	1,900,000	1,900,000

The accompanying notes are an integral part of these financial statements.

F-2

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS’ EQUITY (unaudited)

				Deficit
				Accumulated
			Additional	during the
	Common Stock		Paid in	Development
	Shares	Amount	Capital	Stage	Total
Balance, July 17, 2007 (date of inception)	-	$-	$-	$-	$-

Common shares issued, July 17, 2007	1,900,000	1,900	67,100	-	69,000

Net loss for the period ended September 30, 2007	-	-	-	(13,722)	(13,722)

Balance, September 30, 2007	1,900,000	1,900	67,100	(13,722)	55,278

Net loss for the year ended September 30, 2008	-	-	-	(32,168)	(32,168)

Balance, September 30, 2008	1,900,000	1,900	67,100	(45,890)	23,110

Net loss for the year ended September 30, 2009	-	-	-	(17,654)	(17,654)

Balance, September 30, 2009	1,900,000	1,900	67,100	(63,544)	5,456

Net loss for the period ended December 31, 2009	-	-	-	(2,154)	(2,154)

Balance, December 31, 2009	1,900,000	$1,900	$67,100	$65,698	$3,302

The accompanying notes are an integral part of these financial statements.

F-3

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (unaudited)

	Three	Three
	Months	Months	Period from
	ended	ended	July 17, 2007
	December	December	(Inception) to
	31,	31,	December 31,
	2009	2008	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(2,154)	$(4,371)	$(65,698)
Adjustments to reconcile net (loss) to net cash (used in) operating activities:
(Increase) Decrease in prepaid expenses	693	1,409	-
Increase (Decrease) in accrued liabilities	447	(2,100)	7,552
Increase in due to stockholder	-	-	500
Net cash used in operating activities	(1,014)	(5,062)	(57,646)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	-	-	69,000
Net cash provided by financing activities	-	-	69,000

Change in cash during the period	(1,014)	(5,062)	11,354
Cash, beginning of the period	12,368	23,478	-

Cash, end of the period	$11,354	$18,416	$11,354

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

F-4

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – NATURE OF OPERATIONS

Jin Jie Corp. (“the Company”), incorporated in the state of Nevada on July 17, 2007, and is in the business of developing and promoting its proprietary automotive Internet Sites. The company has limited operations and is considered to be in the development stage.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Management Certification
The financial statements herein are certified by the officers of the Company to present fairly, in all material respects, the financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America, consistently applied.

Financial Instruments
The Company's financial instruments consist of cash and cash equivalents, prepaid expenses, accounts payable, and amounts due to stockholder. The amount due to stockholder is non interest-bearing. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from its other financial instruments and that their fair values approximate their carrying values except where separately disclosed.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles of the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. The more significant areas requiring the use of estimates include asset impairment, stock-based compensation, and future income tax amounts. Management bases its estimates on historical experience and on other assumptions considered to be reasonable under the circumstances. However, actual results may differ from the estimates.

Loss Per Share
Basic loss per share is calculated using the weighted average number of common shares outstanding and the treasury stock method is used to calculate diluted earnings per share. For the years presented, this calculation proved to be anti-dilutive.

Dividends
The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

F-5

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
The Company provides for income taxes uisng an asset and liability approach. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of the Company to utilize the loss carry-forward.

Net Income (Loss) Per Common Share
Net income (loss) per common share is computed based on the weighted average number of common shares outstanding and common stock equivalents, if not anti-dilutive. The Company has not issued any potentially dilutive common shares.

NOTE 3 – DUE TO STOCKHOLDER

The amount owing to stockholder is unsecured, non-interest bearing and has no specific terms of repayment.

NOTE 4 – COMMON STOCK

Common Shares – Authorized: The Company has 50,000,000 common shares authorized at a par value of $0.001 per share.

Common Shares – Issued and Outstanding: During the year ended September 30, 2007, the Company issued 1,900,000 common shares for total proceeds of $69,000.

As of December 31, 2009, the Company has no warrants or options outstanding.

NOTE 5 – INCOME TAXES

The Company provides for income taxes using an asset and liability approach. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is $14,453, which is calculated by multiplying a 22% estimated tax rate by the cumulative net operating losses of $65,698.

F-6

JIN JIE CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 6 – RELATED PARTY TRANSACTIONS

As of December 31, 2009, there is a balance owing to a stockholder of the Company in the amount of $500.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 7 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the notes to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company’s ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

The Company’s activities to date have been supported by equity financing. It has sustained losses in all previous reporting periods with an inception to date loss of $65,698 as of December 31, 2009. Management continues to seek funding from its shareholders and other qualified investors to pursue its business plan. In the alternative, the Company may be amenable to a sale, merger or other acquisition in the event such transaction is deemed by management to be in the best interests of the shareholders.

NOTE 8 – SUBSEQUENT EVENTS

The Company has analyzed its operations subsequent to December 31, 2009 through the date these financial statements were submitted to the Securities and Exchange Commission, and has determined that it does not have any material subsequent events to disclose in these financial statements.

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS

The adoption of new acciunting pronouncements is not expected to have a material effect on the Company’s current financial position, results or operations, or cash flows.

F-7

Item 9.01. Financial Statements and Exhibits.

Exhibits
10.1	Employment Agreement between the Company and Eliezer Weinberg dated March 3, 2010
10.2	Employment Agreement between the Company and Shlomo Palas dated March 3, 2010
10.3	Employment Agreement between the Company and Shmuel Keshet dated March 3, 2010
10.4	2010 Global Share Plan dated March 3, 2010
10.5	Form of Stock Option Agreement between the Company and Eliezer Weinberg, Shlomo Palas and Shmuel Keshet dated March 3, 2010
10.6	Form of Subscription between the Company and Centrum Bank dated February 3, 2010
10.7

Affiliate Stock Purchase Agreement between Cally Ka Lai Lai, Wei Xiang Zeng as vendors and Amir Rachmai, Zetta Services Ltd. and Ehud Barzily Holdings and Investments Ltd. as purchasers, dated February 26, 2010

10.8	Termination Agreement between Blue Sphere, Shlomo Palas, Shmuel Keshet, Eliezer Weinberg dated as of February 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE SPHERE CORP.

Per:

/s/ Shlomo Palas
Shlomo Palas
Chief Executive Officer
Date: March 3, 2010